UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 11, 2023, Newmont Corporation, a Delaware corporation (“Newmont” or the “Company”), held a special meeting of stockholders (the “special meeting”) in connection with the previously announced strategic business combination transaction with Newcrest Mining Limited, an Australian public company limited by shares (“Newcrest”), whereby Newmont, through its indirect wholly owned subsidiary, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares (“Newmont Sub”), will acquire all of the issued and fully paid ordinary shares of Newcrest. The Newmont board of directors approved and declared advisable a scheme implementation deed, dated as of May 15, 2023, by and among Newmont, Newmont Sub and Newcrest (as amended from time to time, the “Transaction Agreement”). The acquisition will be effected pursuant to a court-approved scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) between Newcrest and its shareholders (the “Scheme” and such acquisition, the “Transaction”). Upon implementation of the Transaction, Newcrest will be a wholly owned subsidiary of Newmont Sub and an indirect wholly owned subsidiary of Newmont.

At the special meeting, the Company’s stockholders voted on the following proposals:

(i)	To approve the issuance of shares of the Company’s common stock, par value $1.60 per share (including the shares of Newmont common stock to be issued pursuant to the Scheme and any shares of Newmont common stock underlying the CHESS Depositary Interests and PETS Depositary Interests, each representing a unit of beneficial ownership in Newmont common stock to be issued pursuant to the Scheme) to shareholders of Newcrest pursuant to the Scheme and the deed poll, dated September 4, 2023, entered into by Newmont and Newmont Sub, in favor of all Newcrest shareholders (the “Deed Poll”) as contemplated in the Transaction Agreement (the “share issuance proposal”);

(ii)	To approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, dated April 17, 2019, as amended from time to time, to increase the Company’s authorized shares of common stock from 1,280,000,000 shares to 2,550,000,000 shares, subject to implementation of the Transaction (the “amendment proposal”); and

(iii)	To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the share issuance proposal or the amendment proposal (the “adjournment proposal”).

There were 794,795,993 shares of the Company’s common stock outstanding and entitled to vote at the special meeting, of which 629,772,799 shares were present in person or represented by proxy, which represented 79.24% of the shares entitled to be voted and therefore a quorum was present.

The share issuance proposal and the amendment proposal were approved and although sufficient votes were received to approve the adjournment proposal, an adjournment of the special meeting was not necessary due to the approval of the share issuance proposal and the amendment proposal.

The final voting results were as follows:

Proposal #1—The share issuance proposal

		% of votes present or represented by proxy at the special meeting
Votes For	554,633,372	88.07%
Votes Against	19,953,349	3.17%
Abstentions	1,476,242	0.23%
Broker Non-Votes	53,709,836	8.53%

The Company’s stockholders approved the share issuance proposal by the affirmative vote of the holders of 88%, representing a majority, of the shares of Newmont common stock present or represented by proxy at the special meeting. Over 96% of votes cast on the share issuance proposal were voted in favor of approval.

Proposal #2—The amendment proposal

		% of outstanding common stock
Votes For	614,357,894	77.30%
Votes Against	14,495,004	1.82%
Abstentions	919,901	0.12%
Broker Non-Votes	0	—%

The Company’s stockholders approved the amendment proposal by the affirmative vote of the holders of 77%, representing a majority, of the outstanding shares of Newmont common stock as of the record date for the special meeting. Over 97% of the votes cast on the amendment proposal were voted in favor of approval.

Proposal #3—The adjournment proposal

		% of votes present or represented by proxy at the special meeting
Votes For	573,408,527	91.05%
Votes Against	54,082,835	8.59%
Abstentions	2,281,437	0.36%
Broker Non-Votes	0	—%

The Company’s stockholders approved the adjournment proposal by the affirmative vote of the holders of 91%, representing a majority, of the shares of Newmont common stock present or represented by proxy at the special meeting. Over 91% of the votes cast on the adjournment proposal were voted in favor of approval.

For a more complete description of each of the proposals voted on, including information on the required vote and quorum for the special meeting, please refer to Newmont’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on Schedule 14A on September 5, 2023 (the “Definitive Proxy Statement”).

Item 8.01 Other Events.

On October 11, 2023, the Company issued a press release announcing that the stockholders of the Company approved the share issuance proposal and the amendment proposal at its special meeting held the same day.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K, and the exhibit hereto, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “pending,” “proposed” or “potential.” Forward-looking statements may include, without limitation, statements relating to (i) the pending transaction to acquire the share capital of Newcrest, timing and closing of the pending transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of expected synergies; (iii) estimates of expected incremental cash flow generation and portfolio optimization opportunities and (iv) other expectations regarding the combined business.

Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Risks relating to forward looking statements in regard to the combined business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with the timing of the closing of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to close for any other reason; the outcome of any legal proceedings that have been or may be instituted against the parties and others related to the Transaction Agreement; unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the scheme consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K Filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the Definitive Proxy Statement, filed with the SEC on September 5, 2023, available on the SEC website or www.newmont.com. Newcrest’s most recent annual financial report for the fiscal year ended June 30, 2023 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on the Australian Securities Exchange (www.asx.com.au) or www.newcrest.com. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this current report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 11, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: October 11, 2023	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary